                                                                   Exhibit 10.53

NORTH FORK BUSINESS CAPITAL

                                  June 13, 2006

Del Global Technologies Corp.
One Commerce Park
Valhalla, New York 10595

Re:      Loan and Security Agreement by and among Del Global Technologies Corp.,
         Del Medical Imaging Corp., RFI Corporation and North Fork Business
         Capital Corporation

Gentlemen:

         Reference is made to the Loan and Security Agreement dated as of August
1, 2005 (as amended from time to time, the "Loan  Agreement"),  by and among Del
Global  Technologies Corp., Del Medical Imaging Corp., and RFI Corporation (each a "Borrower" and collectively the "Borrowers"),  and North Fork Business Capital
Corporation  (hereinafter  referred to as the "Lender").  All capitalized  terms used but not defined herein shall have the meanings assigned to them in the Loan
Agreement.

         Borrowers  have  advised  Lender that Events of Default  have  occurred under  Sections 9.1 of the Loan  Agreement as a result of Borrowers'  failure to comply with the financial  covenants set forth in the following  Sections of the
Loan Agreement for the measurement period ended April 29, 2006:  Sections 8.1(b)
(Adjusted U.S. Earnings);  8.2(b) (Adjusted Earnings);  8.3(b) (Senior U.S. Debt
Ratio);  8.4 (Senior Debt Ratio);  8.5(b) (Fixed  Charge  Coverage  Ratio);  8.6
(Tangible Net Worth); and 8.7 (Capital  Expenditures).  Borrowers have requested that the Lender waive  compliance  with,  or any Events of Default  arising from breaches of such  covenants.  Pursuant to  Borrowers'  request and in accordance with the conditions  contained herein, the Lender hereby waives compliance with, or any Events of Default  arising from breaches of such covenants for the period ended April 29, 2006.

         The  agreement  of the Lender set forth in this  letter is limited  and shall not be deemed to be an agreement, consent or waiver of (i) any other term, condition or obligation of the Borrowers  under the Loan  Agreement or any other
Loan Document or (ii) any other act, event or condition (whether now existing or hereafter occurring),  or prejudice any right or remedy which the Lender may now have or have in the future under or in connection with the Loan  Agreement,  any
Loan Document or any other security  provided by any Person in respect  thereof.
The  agreement,  consent and waivers of the Lender set forth in this letter only apply to the  waivers  specifically  set forth  herein.  Additionally,  Lender's agreement  to waive the Events of Default set forth herein is  conditioned  upon
(i)  Borrowers  paying to Lender a waiver  fee in the amount of $20,000 no later than November 1, 2006; and (ii) the immediate  termination of Borrowers'  option to  request  LIBOR  Rate  Advances  until  such  time  as  Lender,  in its  sole discretion, determines to allow such advances.

NORTH FORK BUSINESS CAPITAL

         Except  as  expressly  stated  herein,  the  Lender  reserves  all  its respective rights,  privileges and remedies under the Loan Agreement,  the other
Loan Documents and any other contracts or instruments  executed by Borrowers for the benefit of the Lender and the Borrowers acknowledge that all representations and  warranties  contained in the Loan  Agreement  and the other Loan  Documents remain in full force and effect.  In order to induce the Lender to execute  this letter, the Borrowers accept and agree to each provision of this letter.

         This  letter may be  executed  in any number of  counterparts,  each of which when so executed and  delivered  shall be deemed to be an original and all of  which  counterparts  taken  together  shall  constitute  one  and  the  same instrument.  Notwithstanding  any provision of this letter,  this letter and the waivers  herein  provided  shall not be effective in whole or in part unless and until the Lender  shall have  received an original of this letter which has been duly signed by the  Borrowers,  and the Lender may withdraw  this letter and the waivers herein provided at any time before Lender's receipt of Borrowers' signed copy of this letter.

         This letter is executed as of the date first written above,

                                              Very truly yours,

                                              NORTH FORK BUSINESS CAPITAL
                                              CORPORATION, as Lender

                                              By:   /s/ Jason I. Rosenberg
                                                  ------------------------------
                                              Name:  Jason I. Rosenberg
                                                    ----------------------------
                                              Title:  Vice President
                                                     ---------------------------

AGREED AND ACKNOWLEDGED:

Del Global Technologies Corp.

By:   /s/ Mark A. Koch
    ------------------------------
Name:   Mark A. Koch
      ----------------------------
Title:  Treasurer
       ---------------------------

Del Medical Imaging Corp.

By:   /s/ Mark A. Koch
    ------------------------------
Name:  Mark A. Koch
      ----------------------------
Title:  Treasurer
       ---------------------------

NORTH FORK BUSINESS CAPITAL

RFI Corporation

By:   /s/ Mark A. Koch
    ------------------------------
Name:  Mark A. Koch
      ----------------------------
Title:  Treasurer
       ---------------------------